Exhibit 23

                                                                      Exhibit 23





                         CONSENT OF INDEPENDENT AUDITORS



       As independent auditors, we hereby consent to the incorporation of our report, dated February 14, 1997, incorporated by reference in this annual report of CFW Communications Company on Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 2-65364, 33-31361, 33-45650 and 33-55745 and Form S-3 Registration Statement No. 333-17945.











Richmond, Virginia
March 24, 1997